UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2007

HEALTHWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

(615) 665-1122

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Healthways, Inc. (the “Company”) has been notified of Cigna Healthcare, Inc.’s (“CIGNA”) decision to terminate its Chronic Care Improvement Program Cooperative Agreement with the Centers for Medicare & Medicaid Services (“CMS”) effective January 14, 2008.  The Company provides services as a subcontractor in CIGNA’s Medicare Health Support pilot for CMS in northern Georgia.  The Company does not expect CIGNA’s decision to have a material impact on the Company’s previously announced financial guidance for fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Mary A. Chaput
Mary A. Chaput
Chief Financial Officer

Date: November 19, 2007